EXTENSION OF MANAGEMENT AGREEMENT

     This Extension of Management Agreement dated May 18, 1997 is between Hallwood Petroleum, Inc. ("HPI") and Hallwood Consolidated Resources Corporation ("HCRC").

          Whereas, HPI and HCRC are parties to a Management Agreement dated May 18, 1992, and

         Whereas, the Management Agreement provided that it may be extended for successive one year terms by written agreement of the parties, and

          Whereas, the parties desire to extend the Management Agreement until May 18, 1998,

         Now, therefore, in consideration of the mutual agreements contained herein, the parties agree that the term of the Management Agreement is extended to May 18, 1998.


                         HALLWOOD PETROLEUM, INC.



                        By______________________________
                                Russell P. Meduna
                                 Vice President

                         HALLWOOD CONSOLIDATED RESOURCES CORPORATION



                        By_______________________________
                               William L. Guzzetti
                                President